Exhibit 10.9
CONFIRMATION

Date:	March 27, 2008

To:	PHH Corporation (“Issuer”)

Facsimile:	(856) 917-4278

Attention:	Treasurer

From:	Wachovia Bank, National Association (“Dealer”)

Facsimile:	212-214-5913

Transaction Reference Number:
          The purpose of this communication (this “Confirmation”) is to set forth the terms and conditions of the above-referenced Transaction entered into on the Trade Date specified below between you and us. This Confirmation supplements, forms a part of, and is subject to the Master Terms and Conditions for Warrants Issued by PHH Corporation, between Wachovia Bank, National Association, acting through the agency of Wachovia Capital Markets, LLC (the “Agent”), and PHH Corporation, dated as of March 27, 2008 (as amended from time to time, the “Master Confirmation”).
          1. The definitions and provisions contained in the Definitions (as such term is defined in the Master Confirmation) and in the Master Confirmation are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.
          2. The particular Transaction to which this Confirmation relates shall have the following terms:

Trade Date:	March 27, 2008

Effective Date:	April 2, 2008

Strike Price:	USD 27.20

Premium:	USD 8,354,400.14

Premium Payment Date:	The Effective Date.

Maximum Delivery Amount:	4,328,000 Shares (as adjusted for stock splits, stock dividends, recapitalizations and similar events)
For each Component of the Transaction, the Number of Warrants and Expiration Date are as set forth below.

Component Number	Number of Warrants	Expiration Date
1.	35,772	July 16, 2012
2.	35,772	July 17, 2012
3.	35,772	July 18, 2012
4.	35,772	July 19, 2012
5.	35,772	July 20, 2012
6.	35,772	July 23, 2012
7.	35,772	July 24, 2012
8.	35,772	July 25, 2012
9.	35,772	July 26, 2012
10.	35,772	July 27, 2012
11.	35,772	July 30, 2012
12.	35,772	July 31, 2012
13.	35,772	August 1, 2012
14.	35,772	August 2, 2012
15.	35,772	August 3, 2012
16.	35,772	August 6, 2012
17.	35,772	August 7, 2012
18.	35,772	August 8, 2012
19.	35,772	August 9, 2012
20.	35,772	August 10, 2012
21.	35,772	August 13, 2012
22.	35,772	August 14, 2012
23.	35,772	August 15, 2012
24.	35,772	August 16, 2012
25.	35,772	August 17, 2012
26.	35,772	August 20, 2012
27.	35,772	August 21, 2012
28.	35,772	August 22, 2012
29.	35,772	August 23, 2012
30.	35,772	August 24, 2012
31.	35,772	August 27, 2012
32.	35,772	August 28, 2012
33.	35,772	August 29, 2012
34.	35,772	August 30, 2012
35.	35,772	August 31, 2012
36.	35,772	September 4, 2012
37.	35,772	September 5, 2012
38.	35,772	September 6, 2012
39.	35,772	September 7, 2012
40.	35,772	September 10, 2012
41.	35,772	September 11, 2012
42.	35,772	September 12, 2012
43.	35,772	September 13, 2012
44.	35,772	September 14, 2012
45.	35,772	September 17, 2012
46.	35,772	September 18, 2012
47.	35,772	September 19, 2012
48.	35,772	September 20, 2012
49.	35,772	September 21, 2012
50.	35,772	September 24, 2012

Component Number	Number of Warrants	Expiration Date
51.	35,772	September 25, 2012
52.	35,772	September 26, 2012
53.	35,772	September 27, 2012
54.	35,772	September 28, 2012
55.	35,772	October 1, 2012
56.	35,772	October 2, 2012
57.	35,772	October 3, 2012
58.	35,772	October 4, 2012
59.	35,772	October 5, 2012
60.	35,772	October 8, 2012
61.	35,772	October 9, 2012
62.	35,772	October 10, 2012
63.	35,772	October 11, 2012
64.	35,772	October 12, 2012
65.	35,772	October 15, 2012
66.	35,772	October 16, 2012
67.	35,772	October 17, 2012
68.	35,772	October 18, 2012
69.	35,772	October 19, 2012
70.	35,772	October 22, 2012
71.	35,772	October 23, 2012
72.	35,772	October 24, 2012
73.	35,772	October 25, 2012
74.	35,772	October 26, 2012
75.	35,772	October 29, 2012
76.	35,772	October 30, 2012
77.	35,772	October 31, 2012
78.	35,772	November 1, 2012
79.	35,772	November 2, 2012
80.	35,772	November 5, 2012
81.	35,772	November 6, 2012
82.	35,772	November 7, 2012
83.	35,772	November 8, 2012
84.	35,772	November 9, 2012
85.	35,772	November 12, 2012
86.	35,772	November 13, 2012
87.	35,772	November 14, 2012
88.	35,772	November 15, 2012
89.	35,772	November 16, 2012
90.	35,772	November 19, 2012
91.	35,772	November 20, 2012
92.	35,772	November 21, 2012
93.	35,772	November 23, 2012
94.	35,772	November 26, 2012
95.	35,772	November 27, 2012
96.	35,772	November 28, 2012
97.	35,772	November 29, 2012
98.	35,772	November 30, 2012
99.	35,772	December 3, 2012
100.	35,772	December 4, 2012
101.	35,772	December 5, 2012
102.	35,772	December 6, 2012
103.	35,772	December 7, 2012

Component Number	Number of Warrants	Expiration Date
104.	35,772	December 10, 2012
105.	35,772	December 11, 2012
106.	35,772	December 12, 2012
107.	35,772	December 13, 2012
108.	35,772	December 14, 2012
109.	35,772	December 17, 2012
110.	35,772	December 18, 2012
111.	35,772	December 19, 2012
112.	35,772	December 20, 2012
113.	35,772	December 21, 2012
114.	35,772	December 24, 2012
115.	35,772	December 26, 2012
116.	35,772	December 27, 2012
117.	35,772	December 28, 2012
118.	35,772	December 31, 2012
119.	35,772	January 2, 2013
120.	35,816	January 3, 2013

          3. Issuer hereby agrees (a) to check this Confirmation promptly upon receipt so that errors or discrepancies can be promptly identified and rectified and (b) to confirm that the foregoing correctly sets forth the terms of the agreement between us with respect to the particular Transaction to which this Confirmation relates, by manually signing this Confirmation and providing any other information requested herein or in the Master Confirmation and immediately returning an executed copy by facsimile at 212-214-5913 (Attention: Equity Division Documentation Unit, by telephone contact 212-214-6100).
Yours sincerely,

WACHOVIA CAPITAL MARKETS, LLC,			WACHOVIA BANK, NATIONAL ASSOCIATION
acting solely in its capacity as Agent of Wachovia Bank, National Association			By:	Wachovia Capital Markets, LLC, acting solely in its capacity as its Agent

By:	/s/ Mary Lou Guttmann		By:	/s/ Mary Lou Guttmann
	Name:	Mary Lou Guttman		Name:	Mary Lou Guttman
	Title:	Senior Vice President		Title:	Senior Vice President
Confirmed as of the date first above written:
PHH CORPORATION

By:	/s/ Mark E. Johnson
	Name:	Mark E. Johnson
	Title:	Vice President & Treasurer